                                                                   Exhibit 5(a)

MultiOption Annuities
Individual Variable Annuity Application

Minnesota Life Insurance Company - A Securian Company     Fax 651-665-7942
Securian Annuity Services . A3-9999                       1-800-362-3141
400 Robert Street North . St. Paul, Minnesota 55101-2098  www.securian.com   LOGO
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                       1. Select Contract Type
                     ----------------------------------------------------------------------------------------------------------
                     [_] MultiOption Guide B Series       [_] MultiOption Guide L        [_] MultiOption Extra
                                                              Series
-------------------------------------------------------------------------------------------------------------------------------
                       2. Type of Plan
                     ----------------------------------------------------------------------------------------------------------
                     [_]Traditional IRA - Tax year _______               [_]Non-Qualified
                     [_]Roth IRA - Tax year ______                       [_]Corporate Non-Qualified
                     [_]Inherited IRA ______                             [_]Non-Corporate Non-Qualified (LLP or LLC)
                     [_]Other ______________________                     [_]Under the________ (state) UTMA/UGMA
-------------------------------------------------------------------------------------------------------------------------------
For UTMA/UGMA,         3. Owner
enter custodian's    ----------------------------------------------------------------------------------------------------------
information here.
                     Individual name (first, middle initial, last, suffix), or corporation name                US citizen
                     or trust title                                                                            [_] Yes  [_] No
                     ----------------------------------------------------------------------------------------------------------
                                                          Date of birth or date of       Tax I.D. (SSN or TIN) If trust, is
                                                          trust                                                it revocable?
                     [_] Male   [_] Female   [_] Entity                                                        [_] Yes  [_] No
                     ----------------------------------------------------------------------------------------------------------
                     Street address                                                      City

                     ----------------------------------------------------------------------------------------------------------
                     State                   Zip code     E-mail address                                       Telephone
                                                                                                               number
-------------------------------------------------------------------------------------------------------------------------------
                       4. Joint Owner (if applicable)
                     ----------------------------------------------------------------------------------------------------------
                     Individual name (first, middle initial, last, suffix)                                     US citizen
                                                                                                               [_] Yes  [_] No
                     ----------------------------------------------------------------------------------------------------------
                     [_] Male   [_] Female                Date of birth  Tax I.D. (SSN)                        Relationship
                                                                                                               to owner
                     ----------------------------------------------------------------------------------------------------------
                     Street address                                      City

                     ----------------------------------------------------------------------------------------------------------
                     State                   Zip code     E-mail address                                       Telephone
                                                                                                               number
-------------------------------------------------------------------------------------------------------------------------------
Complete only if
the individual         5. Annuitant
annuitant is not     ----------------------------------------------------------------------------------------------------------
the same as owner.                                                                                             US citizen
                     Individual name (first, middle initial, last, suffix)                                     [_] Yes  [_] No
                     ----------------------------------------------------------------------------------------------------------
                                                          Date of birth  Tax I.D. (SSN)                        Relationship
                     [_] Male   [_] Female                                                                     to owner
                     ----------------------------------------------------------------------------------------------------------

For UTMA/UGMA,       Street address                                      City
enter minor's        ----------------------------------------------------------------------------------------------------------
information here.    State                   Zip code     E-mail address                                       Telephone
                                                                                                               number
-------------------------------------------------------------------------------------------------------------------------------
Complete only if
the joint annuitant    6. Joint Annuitant (if applicable)
is not the same      ----------------------------------------------------------------------------------------------------------
as owner.            Individual name (first, middle initial,                                                   US citizen
                     last, suffix)                                                                             [_] Yes   [_] No
                     ----------------------------------------------------------------------------------------------------------
                                                          Date of birth  Tax I.D. (SSN)                        Relationship
                     [_] Male   [_] Female                                                                     to annuitant
                     ----------------------------------------------------------------------------------------------------------
                     Street address                                      City

                     ----------------------------------------------------------------------------------------------------------
                     State                   Zip code     E-mail address                                       Telephone
                                                                                                               number
-------------------------------------------------------------------------------------------------------------------------------

  LOGO                                   LOGO

 ICC12-70237                     Page 1 of 5

---------------------------------------------------------------------------------------------------------------------------------
                       7. Beneficiary(ies)
                     ------------------------------------------------------------------------------------------------------------
Primary beneficiary  Name
designations must
total 100%.

                     ------------------------------------------------------------------------------------------------------------
Contingent           [_] Male [_] Female [_] Entity  Date of birth or date of trust      Tax I.D. (SSN or TIN)
beneficiary
designations must
total 100%.          ------------------------------------------------------------------------------------------------------------
                     Relationship to owner                             Type of beneficiary                      Percentage     %
                                                                       [_] Primary   [_] Contingent
                     ------------------------------------------------------------------------------------------------------------
Please identify      Address
any additional
beneficiaries in     ------------------------------------------------------------------------------------------------------------
Section 11.
                     City                                                                State                  Zip code

                     ------------------------------------------------------------------------------------------------------------

                     Name

                     ------------------------------------------------------------------------------------------------------------
                     [_] Male [_] Female [_] Entity  Date of birth or date of trust      Tax I.D. (SSN or TIN)

                     ------------------------------------------------------------------------------------------------------------
                     Relationship to owner                             Type of beneficiary                      Percentage     %
                                                                       [_] Primary   [_] Contingent
                     ------------------------------------------------------------------------------------------------------------
                     Address

                     ------------------------------------------------------------------------------------------------------------
                     City                                                                State                  Zip code

                     ------------------------------------------------------------------------------------------------------------
                     Name

                     ------------------------------------------------------------------------------------------------------------
                     [_] Male [_] Female [_] Entity  Date of birth or date of trust      Tax I.D. (SSN or TIN)

                     ------------------------------------------------------------------------------------------------------------
                     Relationship to owner                             Type of beneficiary                      Percentage     %
                                                                       [_] Primary   [_] Contingent
                     ------------------------------------------------------------------------------------------------------------
                     Address

                     ------------------------------------------------------------------------------------------------------------
                     City                                                                State                  Zip code

---------------------------------------------------------------------------------------------------------------------------------

                          8. Optional Death Benefit Riders (Subject to state availability; additional charges apply - see
Maximum issue age       Prospectus)
for these riders is 75. ---------------------------------------------------------------------------------------------------------

                            [_] Highest Anniversary Value II Death Benefit

                            [_] Premier II Death Benefit*

                            [_] Estate Enhancement Benefit II*

                            *Not available in combination with Living Benefit Riders listed below
---------------------------------------------------------------------------------------------------------------------------------
                          9. Optional Living Benefit Riders (Subject to state availability; additional charges apply - see
If selecting a joint    Prospectus)
option, on a qualified  ---------------------------------------------------------------------------------------------------------
plan type, the
primary beneficiary       Minimum and maximum age requirements may apply - see Prospectus for details.
must be the
designated life.          Choose only one

                            [_] Ovation Lifetime Income II - Single*

                            [_] Ovation Lifetime Income II - Joint*

                            [_] Encore Lifetime Income - Single**

                            [_] Encore Lifetime Income - Joint**

                            [_] Guaranteed Minimum Income Benefit

                             *Not available in Delaware, Oregon, and Vermont

                            **Not available on MultiOption Guide B Series or MultiOption Guide L Series
---------------------------------------------------------------------------------------------------------------------------------

 ICC12-70237                     Page 2 of 5

-------------------------------------------------------------------------------------------------------------------------
                               10. Replacement
                               ------------------------------------------------------------------------------------------
Please be aware that client    Do you have any existing life insurance or annuity contracts?      [_] Yes       [_] No
and representative/agent
responses in Sections 10 and
16 must match.
                               Will the contract applied for replace or change an
If yes, a State Replacement    existing life insurance or annuity contract? If yes,
form is required to be         complete the section below.                                        [_] Yes       [_] No
signed, dated and enclosed     ------------------------------------------------------------------------------------------
with this application for          Company                     Life/   Annuity                Policy/Contract Year Issued
most states.                         Name                                                         Number
                               ------------------------------------------------------------------------------------------

                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                               11. Special Instructions
                               ------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                               12. Purchase Payment Method
                               ------------------------------------------------------------------------------------------
Minimum purchase               Approximate Amount $__________ Purchase payment submitted via:
payment is $10,000.

Make checks payable to         [_] Check with application       [_] Client initiated rollover [_] 1035 exchange
Minnesota Life.                [_] Non-Qualified Transfer       [_] Direct Transfer/Rollover
-------------------------------------------------------------------------------------------------------------------------
                               13. Notice to Applicant
                               ------------------------------------------------------------------------------------------

                               Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.
-------------------------------------------------------------------------------------------------------------------------
                               14. Electronic Prospectus Authorization
                               ------------------------------------------------------------------------------------------
Please enter your initials on
this line if you are           ________________    Yes, I would like to receive electronic copies of the variable
authorizing e-delivery of      Owner's Initials    annuity and/or variable life insurance prospectus(es), privacy
your documents.                                    policies, underlying fund company prospectus(es) and supplements, underlying fund semiannual and annual reports and supplements rather than paper copies. I understand I will: receive a
                                                   communication directing me to the Minnesota Life internet web site address where the documents will be available, be notified when new, updated prospectuses, privacy policies, reports and
                                                   supplements for contracts become available, and continue to receive my statements in the mail. I understand and acknowledge that I:
                                                   have the ability to access the internet and will need Adobe Acrobat
                                                   Reader in order to view the documents, am responsible for any subscription fees an internet service provider might charge for internet access,
                                                   (Minnesota Life does not charge a fee for electronic delivery), may request specific documents in paper form at any time without revoking this consent, and can revoke this consent at any time by calling Minnesota Life's Service Center at 1-800-362-3141 or writing to the address PO Box 64626, St. Paul, MN 55164-0628. I also understand that Minnesota Life will rely on my signature as consent to receive all of the above mentioned disclosure documents for all Minnesota Life products currently owned and any purchased in the future, until this consent is revoked.
-------------------------------------------------------------------------------------------------------------------------

 ICC12-70237                     Page 3 of 5

-----------------------------------------------------------------------------------------------------------------------------------
                              15. Owner/Annuitant Signatures
                              -----------------------------------------------------------------------------------------------------

                              I acknowledge that I have received and understand the current prospectus. I understand that all payments and values provided by this contract, when based upon the investment experience of a variable annuity account, are variable, may increase or decrease and are not guaranteed as to dollar amount.

                              If I am an active duty member of the United States Armed Forces
                              (including active duty military reserve personnel), I confirm that this application was not solicited and/or signed on a military base or installation, and I have received from the registered representative the Military Personnel Financial
                              Services Disclosure for Annuity Sales (form F72467) disclosure required by Section 10 of the Military Personnel Financial
                              Services Protection Act.

                              I/we represent that the statements and answers in this
                              application are full, complete, and true to the best of my/our knowledge and belief. I/we agree that they are to be considered the basis of any contract issued to me/us. I/we have read and agree with the applicable statements. The representative left me/us the original or a copy of the written or printed
                              communications used in this presentation.
                              -----------------------------------------------------------------------------------------------------
                              Contract owner's signature

                              X
                              -----------------------------------------------------------------------------------------------------
                              Signed in (city)                                                        State    Date

                              -----------------------------------------------------------------------------------------------------
                              Joint contract owner's signature, if any

                              X
                              -----------------------------------------------------------------------------------------------------
                              Signed in (city)                                                        State    Date

                              -----------------------------------------------------------------------------------------------------
                              Annuitant's signature (if other than the owner)                                  Date

                              X
                              -----------------------------------------------------------------------------------------------------

                              Joint annuitant's signature, if any                                              Date

                              X
-----------------------------------------------------------------------------------------------------------------------------------
                              16. To Be Completed By Representative/agent
                              -----------------------------------------------------------------------------------------------------
Representative/agent          To the best of my knowledge and belief, this                                     [_] Yes    [_] No
responses must match client   applicant has existing life insurance or annuity
responses in Section 10.      contracts.

All representatives/          To the best of my knowledge and belief, the
agents involved in this sale  contract applied for will replace or change an                                   [_] Yes    [_] No
must sign this application.   existing life insurance or annuity contract.

Representative/agent split    No written sales materials were used other than those furnished
must total 100%.              by the Home Office. I believe the information provided by this client is true and accurate to the best of my knowledge and belief.
                              -----------------------------------------------------------------------------------------------------
                              Representative/agent name (print)                                Representative/agent code
                                                                                                                               %
                              -----------------------------------------------------------------------------------------------------
                              Representative/agent signature

                              X
                              -----------------------------------------------------------------------------------------------------
                              Representative/agent name (print)                                Representative/agent code
                                                                                                                               %
                              -----------------------------------------------------------------------------------------------------
                              Representative/agent signature

                              X
                              -----------------------------------------------------------------------------------------------------
                              Representative/agent name (print)                                Representative/agent code
                                                                                                                               %
                              -----------------------------------------------------------------------------------------------------
                              Representative/agent signature

                              X
                              -----------------------------------------------------------------------------------------------------

! One option must be          Please choose a compensation              Please choose a compensation  Please choose a compensation
selected.                     option for B Series below:                option for L Series below:    option for Extra below:

                              [_] A [_] B [_] C [_] D [_] E             [_] A [_] B [_] C [_] D [_] E  [_] U    [_] U/T    [_] L
-----------------------------------------------------------------------------------------------------------------------------------

 ICC12-70237                     Page 4 of 5

---------------------------------------------------------------------------------------
                   17. To Be Completed By Broker - Dealer
                   --------------------------------------------------------------------
                   Broker--dealer name            Date  Signature of authorized dealer

                                                        X
                   --------------------------------------------------------------------
                   Principal signature            Date  Special note

                   X
---------------------------------------------------------------------------------------
                   18. To Be Completed By Minnesota Life
                   --------------------------------------------------------------------
                   Accepted by                          Date       Contract number

---------------------------------------------------------------------------------------

 ICC12-70237                     Page 5 of 5